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                                                                 EXHIBIT 12(a).1

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER OR EQUIVALENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

          Korea Thrunet Co., Ltd. (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report").

          I, SEOG WON PARK, Receiver (performing similar functions of a chief executive officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

          (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Seog Won Park
-------------------
SEOG WON PARK
Receiver
July 14, 2003

A signed original of this written statement required by Section 906 has been provided to Korea Thrunet Co., Ltd. and will be retained by Korea Thrunet Co., Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.